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                                                              EXHIBIT 99.906CERT

EXHIBIT (b)

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Phoenix-Kayne Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Phoenix-Kayne Funds for the period ended June 30, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Phoenix-Kayne Funds for the stated period.


/s/ ALLAN M. RUDNICK                   /s/ RALPH WALTER
--------------------                   ----------------
Allan M. Runick                        Ralph Walter
President, Phoenix-Kayne Funds         Treasurer, Phoenix-Kayne Funds

Dated: 8/30/04
      -----------------------


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Phoenix-Kayne Funds for purposes of the Securities Exchange Act of 1934.